EXHIBIT 10.3





                    SERVICEMASTER DEFERRED COMPENSATION PLAN

               (As Amended and Restated Effective March 16, 2001)






















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                    SERVICEMASTER DEFERRED COMPENSATION PLAN

                                TABLE OF CONTENTS



                                                                            PAGE



ARTICLE I  Introduction........................................................3
         Section 1.1.  Name....................................................3
         Section 1.2.  Purpose.................................................3
         Section 1.3.  Administration of the Plan..............................3


ARTICLE II  Definitions........................................................3


ARTICLE III  Plan Participation................................................5
         Section 3.1.  Eligibility.............................................5
         Section 3.2.  Participation...........................................6


ARTICLE IV  Deferral Elections.................................................6
         Section 4.1.  Compensation Eligible for Deferral......................6
         Section 4.2.  Timing of Deferral Election.............................6
         Section 4.3.  Effect of Deferral Election.............................6
         Section 4.4.  Vesting of Deferral Account.............................6


ARTICLE V  Employer Matching Contributions.....................................6
         Section 5.1.  Crediting of Employer Matching Contributions............6
         Section 5.2.  Vesting of Employer Matching Contributions Account......7


ARTICLE VI  Earnings on Account Balances.......................................7
         Section 6.1.  Permitted Investments...................................7
         Section 6.2.  Earnings................................................7
         Section 6.3.  Committee May Disapprove Permitted Investments..........7
         Section 6.4.  Elections...............................................8
         Section 6.5.  Actual Investment Not Required..........................8
         Section 6.6.  Investment Notices......................................8
         Section 6.7.  Crediting of Deferrals..................................8


ARTICLE VII  Establishment of Trust............................................8
         Section 7.1.  Establishment of Trust..................................8
         Section 7.2.  Status of Trust.........................................8


ARTICLE VIII  Distribution of Account Balances.................................8
         Section 8.1.  Timing..................................................8


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         Section 8.2.  Manner of Payment.......................................9
         Section 8.3.  Emergency Payments......................................9
         Section 8.4.  Distributions to Minor and Incompetent Persons.........10
         Section 8.5.  Involuntary Distributions..............................11
         Section 8.6.  Designation of Beneficiaries...........................11


ARTICLE IX  Amendment or Termination..........................................11
         Section 9.1.  Amendment..............................................11
         Section 9.2.  Plan Termination.......................................11


ARTICLE X  General Provisions.................................................11
         Section 10.1.  Applicable Law........................................11
         Section 10.2.  Assumption of Company Liability.......................11
         Section 10.3.  Gender and Number: Headings...........................11
         Section 10.4.  Immunity of Committee Members.........................12
         Section 10.5.  Non-alienation of Benefits............................12
         Section 10.6.  Notices...............................................12
         Section 10.7.  Plan Not to Affect Employment Relationship............12
         Section 10.8.  Severability..........................................12
         Section 10.9.  Successors and Assigns................................12
         Section 10.10.  Withholding for Taxes................................12




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                    SERVICEMASTER DEFERRED COMPENSATION PLAN

               (As Amended and Restated Effective March 16, 2001)




Introduction

NAME. The name of the Plan shall be the "ServiceMaster Deferred Compensation Plan."

PURPOSE. The Plan, as amended and restated effective March 16, 2001, shall constitute an unfunded arrangement established and maintained for the purpose of providing deferred compensation to a select group of management or highly compensated employees (as such phrase is defined for purposes of Title I of ERISA). The Plan shall further constitute an amendment and restatement of the ServiceMaster Deferred Compensation Plan, effective January 1, 1997. Administration of the Plan. The Plan shall be administered by the Committee. The Committee's duties and authority under the Plan shall include (i) the interpretation of the provisions of the Plan, (ii) the adoption of any rules and regulations which may become necessary or advisable in the operation of the Plan, (iii) the making of such determinations as may be permitted or required pursuant to the Plan, and (iv) the taking of such other action as may be required for the proper administration of the Plan in accordance with its terms. Any decision of the Committee with respect to any matter within the authority of the Committee shall be final, binding and conclusive upon the Employers and each Participant, former Participant, designated Beneficiary, and each person claiming under or through any Participant or designated Beneficiary, and no additional authorization or ratification by the Board of Directors or stockholders of ServiceMaster shall be required. Any action by the Committee with respect to any one or more Participants shall not be binding on the Committee as to any action to be taken with respect to any other Participant. Each determination required or permitted under the Plan shall be made by the Committee in the sole and absolute discretion of the Committee. The Committee may delegate to any Employer, committee, person (whether or not an employee of an Employer) or entity any of its responsibilities or duties hereunder.


DEFINITIONS
         Account" shall mean the aggregate of the bookkeeping accounts maintained by the Employers for each Participant.

         "Account Balance" shall mean the value, as of the specified date, of the Participant's Account.

         "Beneficiary" shall mean the person, persons or legal entity entitled to receive benefits under the Plan which become payable in the event of the Participant's death.

         "Code" shall mean the Internal Revenue Code of 1986, as amended, and includes any regulations thereunder.

         "Committee" shall mean the committee of the Board of Directors of ServiceMaster that is delegated the responsibility to administer the Plan. References to the Committee in the Plan shall include any Employer, committee, person or entity to which the Committee has further delegated any of its duties or responsibilities in accordance with Section 1.3. As of the Effective


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Date, all routine administrative duties with respect to the Plan shall be delegated to ServiceMaster's 401(k) and Nonqualified Deferred Compensation Plan Committee.

         "Compensation" shall mean (i) the base salary and annual bonus payable to a Participant (without regard to any Deferral) in a Plan Year and (ii) any amount payable to such Participant (without regard to any Deferral) pursuant to ServiceMaster's Long-Term Performance Award Plan with respect to such Plan Year.

         "Deferral" shall mean the amount of Compensation that a Participant elects to defer pursuant to a properly executed Deferral election form.

         "Deferral Account" shall mean the bookkeeping account maintained on the Employer's books pursuant to Article IV of the Plan in the name of and for a Participant.

         "Effective Date" shall mean March 16, 2001 with respect to the terms of the Plan as set forth herein.

         "Eligible Employee" shall mean, with respect to a Plan Year, an employee of an Employer whose aggregate Compensation in the immediately preceding Plan Year exceeded, or whose annual base salary as of the first day of employment in the current Plan Year is expected to exceed, the dollar amount in effect for the current Plan Year under Section 414(q) of the Code ($85,000 for the 2001 Plan Year), or such other amount, and subject to such other eligibility conditions, as may be prescribed by the Committee from time to time.

         "Employer Matching Contribution" shall mean the amount credited to a Participant's Account pursuant to Article V.

         "Employer Matching Contributions Account" shall mean the bookkeeping account maintained on the Employer's books pursuant to Article V of the Plan in the name of and for a Participant.

         "Employers" shall mean ServiceMaster and its subsidiaries and other related entities that adopt the Plan for the benefit of their Eligible Employees.

         "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as amended, and any regulations thereunder.

         "Participant" shall mean any Eligible Employee who commences participation under the Plan pursuant to Article III.

         "Permitted Investment" shall mean (i) shares of ServiceMaster Common Stock; (ii) the following Vanguard Group Funds: S&P 500 Index Fund, Wellington Fund, Intermediate Term Treasury Bond Fund, Long-Term Corporate Bond Fund and Small Capitalization Stock Index Fund; and (iii) such other funds or types of investment as may be approved by the Committee from time to time.

         "Plan" shall mean this ServiceMaster Deferred Compensation Plan, as amended from time to time.

         "Plan Year" shall mean the twelve consecutive month period ending December 31st.

         "ServiceMaster" shall mean The ServiceMaster Company, a Delaware corporation, and its successors or assigns under the Plan.


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         "ServiceMaster Companies" shall mean ServiceMaster and its subsidiaries and related companies, without regard as to whether they have adopted the Plan.

         "Valuation Date" shall mean June 30 and December 31 of each Plan Year.


PLAN PARTICIPATION ELIGIBILITY.
Each Eligible Employee who is participating in the Plan for the 2001 Plan Year shall continue such participation in accordance with the Eligible Employee's Deferral election in effect for such Plan Year. Each other Eligible Employee shall become eligible to participate in the Plan as of the first day of the month following the later of the Effective Date or the date he or she meets the requirements to be considered an Eligible Employee.


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PARTICIPATION.
Each Eligible Employee may participate in the Plan in a Plan Year by specifying on an election form filed with ServiceMaster prior to the beginning of such Plan Year the percentage(s) of the Compensation otherwise payable to the Eligible Employee by an Employer with respect to such Plan Year to be deducted from such Compensation and deferred for payment at a later date pursuant to the Plan. ServiceMaster shall establish rules prescribing the time and manner in which election forms shall be filed with ServiceMaster. An individual who becomes an Eligible Employee after the first day of a Plan Year may participate in the Plan for such Plan Year by filing an election form with ServiceMaster within 30 days of becoming an Eligible Employee.


DEFERRAL ELECTIONS

COMPENSATION ELIGIBLE FOR DEFERRAL.
A Participant may elect on an election form in the time and manner designated by ServiceMaster to defer the receipt of (i) not less than 2% and not more than 100% of the Participant's base salary and any annual bonus payable to such Eligible Employee in such Plan Year and/or (ii) not less than 2% and not more than 100% of any amount payable to the Participant under ServiceMaster's Long-Term Performance Award Plan with respect to such Plan Year, or any successor thereto. Deferral elections shall be expressed as a percentage of a Participant's Compensation and may, at the Participant's election, be limited to a maximum dollar amount specified by the Participant.

TIMING OF DEFERRAL ELECTION.
Except as provided in Section 3, an election form must be filed prior to the Plan Year for which the election is to be effective in accordance with rules prescribed by ServiceMaster. A Participant may not revoke or change an election to defer Compensation for a Plan Year after the beginning of such year. In order to participate in the Plan for any subsequent Plan Year, an Eligible Employee must file a new election form with ServiceMaster prior to the Plan Year for which the election is to be effective. In no event shall an election under the Plan apply to Compensation payable prior to the date on which such election is received by ServiceMaster.

EFFECT OF DEFERRAL ELECTION.
The submission of an election form pursuant to Section 4.2 shall evidence the Participant's authorization of the Employer to reduce his or her Compensation by the amount specified in such election. Completion of such election form shall further evidence the Participant's election of the timing and form of distribution of the Deferrals subject to such election, any Employer Matching Contribution thereon, and any earnings or losses credited to the Participant's Account with respect to such Deferrals and Employer Matching Contribution. Vesting of Deferral Account. A Participant shall at all times be fully vested in his or her Deferral Account.


EMPLOYER MATCHING CONTRIBUTIONS

CREDITING OF EMPLOYER MATCHING CONTRIBUTIONS.
As soon as practicable after the end of each Plan Year, ServiceMaster may, in its sole discretion by action of the Committee, cause each Employer to credit to the Employer Matching Contributions Account of each Participant who is then an Eligible Employee of such Employer, an Employer Matching Contribution in an amount determined by the Committee, and stated as a percentage of some or all of the Deferrals elected by the Participant for such Plan Year. The Compensation of a Participant shall not be reduced by any Employer Matching Contributions credited to such Participant's Account.


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Vesting of Employer Matching Contributions Account.
A Participant's Employer Matching Contributions Account shall become vested based on the number of the Participant's aggregate years of service with the ServiceMaster Companies, in accordance with the following schedule:

                                                                          Vested
               Years of Service                                 Percentage

         less than 2 years of service                                   0%
         2 years of service but less than 3                            25%
         3 years of service but less than 4                            50%
         4 years of service but less than 5                            75%
         5 years of service or more                                   100%



EARNINGS ON ACCOUNT BALANCES

PERMITTED INVESTMENTS.
Each Participant may designate at one time each Plan Year, in such manner as may be satisfactory to the Committee, that all or a portion of the credits to such Participant's Account be deemed to be invested in one or more Permitted Investments in five percent increments. Such credits shall be deemed to be invested as specified by the Participant either (a) on the day following the later of (i) the date such Participant makes such designation, or (ii) the date such credit is made to such Participant's Account, or (b) on such other dates as may be reasonably determined by the Committee. A Participant shall not be permitted to change a deemed investment election with respect to any portion of his or her Account deemed invested in shares of ServiceMaster common stock.

EARNINGS.
Each Participant's Account shall be credited with deemed earnings, or reduced by deemed losses, equal to the earnings or losses that would have been realized or paid if assets in an amount equal to the balance of such Account were actually invested among the Permitted Investments selected by the Participant in accordance with Section 6.1. Although ServiceMaster or an Employer might actually invest its assets according to the Participant's election, it is not required to do so nor to even set aside any assets to provide for payments hereunder. ServiceMaster may promulgate separate accounting and administrative rules to facilitate the deemed investment in a Permitted Investment. Committee May Disapprove Permitted Investments. Notwithstanding the foregoing, the Committee may disapprove any Permitted Investment designated by a Participant or deemed to be held in such Participant's Account. If the disapproved Permitted Investment has been designated by the Participant but is not then deemed to be held in such Participant's Account, the Committee shall promptly notify the Participant in writing of the decision to disapprove the Permitted Investment and shall afford the Participant an opportunity to designate one or more substitute Permitted Investments satisfactory to the Committee. If the disapproved Permitted Investment is deemed to be held in the Participant's Account, the Committee shall promptly notify the Participant in writing of the decision to disapprove the Permitted Investment and shall afford the Participant an opportunity to dispose of the disapproved Permitted Investment and to reinvest the deemed proceeds therefrom in one or more substitute Permitted Investments satisfactory to the Committee. If the Participant does not submit an election to dispose of the disapproved Permitted Investment within ten days after notice of disapproval by the Committee, the Committee may thereafter treat the disapproved Permitted Investment as having been sold on a date selected by the Committee and shall make appropriate charges and credits to the Account. Neither the Committee nor the Employer shall have any liability

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to the Participant for losses or expenses allocated to such Account by reason of a decision by the Committee to disapprove a Permitted Investment.

ELECTIONS.
All elections to be made by a Participant pursuant to this Article VI shall be made only by such Participant, provided that if such Participant dies before such Participant's entire Account Balance is distributed, or if the Committee determines that such Participant is legally incompetent or otherwise incapable of managing such Participant's own affairs, the Committee shall have the authority to (a) itself make the elections pursuant to Section 6.1 on behalf of such Participant, or (b) designate such Participant's designated Beneficiary, legal representative or some near relative of such Participant to make the elections pursuant to Section 6.1 on behalf of such Participant.

ACTUAL INVESTMENT NOT REQUIRED.
The Employer need not actually make any Permitted Investment. If the Employer should from time to time make any investment similar to a Permitted Investment, such investment shall be solely for the Employer's own account and the Participant shall have no right, title or interest therein. Accordingly, each Participant is solely an unsecured creditor of the Employer with respect to his or her Account.

INVESTMENT NOTICES.
Semi-annual statements describing the performance of the Permitted Investments will be provided to the Participants.

CREDITING OF DEFERRALS.
The Employer shall credit all Deferrals to a Participant's Account as soon as administratively practicable after the date on which the Deferrals would have been paid to the Participant if the Participant had not made a Deferral election under Article IV of the Plan. Employer Matching Contributions shall be credited to a Participant's Account on the date specified by the Committee. Earnings and losses shall be credited to the Participant's Account in accordance with Section 6.2.


ESTABLISHMENT OF TRUST

ESTABLISHMENT OF TRUST.
The Employer may, in its sole discretion, establish a grantor trust, as described under Section 671 of the Code, which is subject to the claims of the general creditors of the Employer, for the purpose of accumulating assets to provide for the obligations hereunder. The establishment of such a trust shall not affect the Employer's liability to pay benefits hereunder except that the Employer's liability shall be offset by any payments actually made to a Participant under such a trust. In the event such a trust is established, the amount to be contributed shall be determined by the Employer and the investment of such assets shall be in accordance with the trust document.

STATUS OF TRUST.
Participants shall have no direct or secured claim in any asset of the trust or in specific assets of the Employer or the ServiceMaster Companies and will have the status of general unsecured creditors of the Employer for any amounts due under the Plan. Trust assets and income shall be subject to the claims of the Employer's creditors.


DISTRIBUTION OF ACCOUNT BALANCES
TIMING.  (a)  Payment of Deferrals.


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Except as otherwise specifically provided herein, the Deferrals credited to a
Participant's Deferral Account for a Plan Year, adjusted by any earnings on losses thereon, shall be paid, or shall commence to be paid, to such Participant as soon as administratively practicable after the Valuation Date coincident with, or next following, the payment date elected by the Participant on such Participant's Deferral election form submitted to the Committee. The payment date elected by the Participant may be (i) the date the Participant's employment with an Employer terminates or (ii) any other date elected by the Participant which is more than three years after the last day of the Plan Year for which the Deferrals are credited to the Participant's Deferral Account and not later than the date on which the Participant will attain age 70 1/2. The Participant must have on file with ServiceMaster a separate election form described in Section
3.2 for each Plan Year which specifies a deferral amount and payment date for all amounts credited to such Participant's Deferral Account for such Plan Year. If the balance of a Participant's Account is less than $25,000 as of the first Valuation Date following such Participant's termination of employment with the ServiceMaster Companies, then notwithstanding any subsequent payment date elected by such Participant, the Committee may, in its sole discretion, direct that such Account be paid to such Participant in a lump sum as soon as administratively practicable after such Valuation Date.
         (b) Payment of Employer Matching Contributions. Except as otherwise specifically provided herein, the vested portion of the Employer Matching Contributions credited to a Participant's Employer Matching Contributions Account for a Plan Year, adjusted by any earnings or losses thereon, shall be paid, or shall commence to be paid, as soon as administratively practicable after the Valuation Date coincident with, or next following, the termination of such Participant's employment with the ServiceMaster Companies. Any amount credited to a Participant's Employer Matching Contributions Account that is not vested as of the date of such Participant's termination of employment with the ServiceMaster Companies shall thereupon be forfeited.

         (c) Delayed Payment Date. Notwithstanding any payment date elected by a Participant, the Committee may, in its sole discretion, defer the payment of all or any portion of a Participant's Account to the extent the Committee determines that the payment of such amount at the time elected by the Participant would cause the Participant's Employer to be unable to deduct any portion of the Participant's Compensation as a result of the limitations prescribed by Section 162(m) of the Code.

MANNER OF PAYMENT.
Each Participant or Beneficiary shall receive payment of the amount credited to the Participant's Account either in a single lump sum or in annual installments over a period of not less than two and not more than ten years, as elected by the Participant upon his or her commencement of participation in the Plan. A Participant may change a previously elected method of payment by filing a new election form with the Committee at least one year prior to the date on which payments are scheduled to be made or to commence. Notwithstanding the foregoing, the Committee may, in its sole discretion, direct the payment of a Participant's Account in the form of a single lump sum if the amount credited to such Account as of the payment date is less than $25,000. The distribution of a Participant's Account shall be paid in cash or, to the extent the Participant has elected that all or a portion of the credits to his or her Account be deemed invested in shares of ServiceMaster common stock, the Participant shall receive such distribution in shares of ServiceMaster common stock.

EMERGENCY PAYMENTS.
In the event of an Unforeseeable Financial Emergency, as hereinafter defined, the Participant may file a written request with the Committee to receive all or any portion of the balance of such Participant's Account in an immediate lump sum payment. A Participant's written request for such a payment shall describe the circumstances which the Participant believes justify the payment and an estimate of the amount necessary to eliminate the Unforeseeable Financial Emergency. An


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"Unforeseeable Financial Emergency" shall mean unforeseeable severe financial hardship resulting from (i) the Participant's disability, (ii) a sudden and unexpected illness or accident of the Participant or a dependent of the Participant, (iii) loss of the Participant's property due to casualty or (iv) such other extraordinary and unforeseeable circumstances arising as a result of events beyond the control of the Participant, all as determined in the sole discretion of the Committee. Unforeseeable Financial Emergency payments shall be made only to the extent necessary to satisfy the emergency need and shall not be made to the extent the need is or may be relieved through reimbursement or compensation, by insurance or otherwise, by cessation of Deferrals under the Plan or by liquidation of the Participant's other investment assets (to the extent such liquidation itself would not cause severe financial hardship). Any Unforeseeable Financial Emergency payment from a Participant's Account shall be deemed to cancel any Deferral election of the Participant then in effect and, unless otherwise determined by ServiceMaster, the Participant shall be suspended from making further Deferral elections under the Plan during the remainder of the Plan Year in which such payment is made and the Plan Year immediately thereafter.

DISTRIBUTIONS TO MINOR AND INCOMPETENT PERSONS.
If a payment is to be made to a minor or to an individual who, in the opinion of ServiceMaster, is unable to manage his or her financial affairs by reason of illness or mental incompetency, such distribution may be made to or for the benefit of any such individual in such of the following ways as ServiceMaster shall direct: (a) directly to any such minor individual if, in the opinion of ServiceMaster, he or she is able to manage his or her financial affairs, (b) to the legal representative of any such individual, (c) to a custodian under a Uniform Gifts to Minors Act for any such minor individual, or (d) to some near relative of any such individual to be used for the latter's benefit. Neither ServiceMaster nor any Employer shall be required to see to the application by any third party of any payment made to or for the benefit of a Participant or Beneficiary pursuant to this Section.



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INVOLUNTARY DISTRIBUTIONS.
Notwithstanding the foregoing provisions of this Article VIII, the Committee may on its own initiative authorize the Employer to distribute to any Participant (or to a designated Beneficiary in the event of the Participant's death) all or any portion of the Participant's Account Balance. Such payment would be specifically authorized in the event there is a change in tax law, a published ruling or similar announcement issued by the Internal Revenue Service, a regulation issued by the Secretary of Treasury, a decision by a court of competent jurisdiction involving a Participant or a Beneficiary, or a closing agreement made under Section 7121 of the Code that is approved by the Internal Revenue Service and involves a Participant, and the Committee determines that a Participant has or will recognize income for Federal income tax purposes with respect to amounts deferred under the Plan prior to the time such amounts would otherwise be paid to the Participant.

DESIGNATION OF BENEFICIARIES.
Each Participant may name any person (who may be named concurrently, contingently or successively) to whom the Participant's Account Balance under the Plan is to be paid if the Participant dies before the Account Balance is fully distributed. Each such Beneficiary designation will revoke all prior designations by the Participant, shall not require the consent of any previously named Beneficiary, shall be in a form prescribed by the Committee and will be effective only when filed with the Committee during the Participant's lifetime. If a Participant fails to designate a Beneficiary before such Participant's death, as provided above, or if the Beneficiary designated by a Participant dies before the date of the Participant's death or before complete payment of the Participant's Account Balance, the Committee shall pay the Participant's Account Balance to the Participant's estate in one lump sum.


AMENDMENT OR TERMINATION
Amendment. ServiceMaster shall have the right to amend the Plan from time to time except that no such amendment shall, without the consent of the Participant to whom deferred compensation has been credited to such Participant's Account, adversely affect the Participant's (and such Participant's Beneficiary's) right to payments of such deferred compensation.

PLAN TERMINATION.
ServiceMaster may, in its discretion, terminate the Plan at any time, however, no termination shall alter a Participant's (and such Participant's Beneficiary's) right to payments of deferred compensation previously credited to such Participant's Account.

GENERAL PROVISIONS
APPLICABLE LAW.
The Plan shall be construed in accordance with the internal laws of the State of Illinois.

ASSUMPTION OF COMPANY LIABILITY.
ServiceMaster's obligations under the Plan may be assumed by any subsidiary of ServiceMaster, in which case such subsidiary shall be obligated to satisfy all of ServiceMaster's obligations under the Plan and ServiceMaster shall be released from any continuing obligation under the Plan. At ServiceMaster's request, each Participant or designated Beneficiary shall sign such documents as ServiceMaster may require in order to effect the purposes of this subsection.

GENDER AND NUMBER:
HEADINGS.
Wherever any words are used herein in the masculine gender they shall be construed as though they were also used in the feminine gender in all cases where they would so apply, and wherever any words are used herein in the singular form they shall be construed as though they were also used in

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the plural form in all cases where they would so apply. Headings of sections and subsections of the Plan are inserted for convenience of reference and are not part of the Plan and are not to be considered in the construction thereof.

IMMUNITY OF COMMITTEE MEMBERS.
The members of the Committee may rely upon any information, report or opinion supplied to them by an officer of ServiceMaster or any legal counsel, independent public accountant or actuary, and shall be fully protected in relying upon any such information, report or opinion. No member of the Committee shall have any liability to the ServiceMaster Companies or any Participant, former Participant, designated Beneficiary, person claiming under or through any Participant or designated Beneficiary or other person interested or concerned in connection with any decision made by such member pursuant to the Plan which was based upon any such information, report or opinion if such member reasonably relied thereon in good faith.

NON-ALIENATION OF BENEFITS.
A Participant's rights to the amount credited to his or her Account under the Plan shall not be grantable, transferable, pledgeable or otherwise assignable, in whole or in part, by the voluntary or involuntary acts of any person, or by operation of law, and shall not be liable or taken for any obligation of such person. Any such attempted grant, transfer, pledge or assignment shall be null and void and without any legal effect.

NOTICES.
Any notice required to be given by the Employers or the Committee hereunder shall be in writing and shall be delivered in person or by registered mail, return receipt requested. Any notice given by registered mail, shall be deemed to have been given upon the date of delivery, correctly addressed to the last known address of the person to who such notice is to be given.

PLAN NOT TO AFFECT EMPLOYMENT RELATIONSHIP.
Neither the adoption of the Plan nor its operation shall in any way affect the right and power of the Employers to dismiss or otherwise terminate the employment or change the terms of the employment or amount of compensation of any Participant at any time for any reason with or without cause. By accepting any payment under the Plan, each Participant, former Participant, designated Beneficiary and each person claiming under or through such person, shall be conclusively bound by any action or decision taken or made or to be taken or made under the Plan by the Committee.

SEVERABILITY.
If any provision of the Plan shall be held illegal or invalid for any reason, such illegality or invalidity shall not affect the remaining provisions of the Plan, and the Plan shall be construed and enforced as if illegal or invalid provisions had never been set forth herein.

SUCCESSORS AND ASSIGNS.
The Plan is binding on all persons entitled to benefits hereunder and their respective heirs and legal representatives, on the Committee and its successor, on the Employers, and on ServiceMaster and its successors.

WITHHOLDING FOR TAXES.
Notwithstanding anything contained in the Plan to the contrary, the appropriate amounts shall be withheld from any distribution made under the Plan or from a Participant's Compensation as may be required for purposes of complying with the tax withholding provisions of the Code or any state's income tax act for purposes of pay any estate, inheritance or other tax attributable to any amounts distributable or creditable under the Plan.



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